ASSET MANAGEMENT FUND

Large Cap Equity Fund
Class AMF Shares
Class H Shares

SUPPLEMENT DATED NOVEMBER 13, 2009
TO PROSPECTUS DATED MARCH 1, 2009,
AS SUPPLEMENTED JUNE 25, 2009

Effective November 20, 2009, the Fund’s transfer agent is Northern Trust Company.  As of that date, the section “Investing in the Funds – Share Purchases” on pages 6-7 is deleted and replaced with the following:

Shares of the Fund may be purchased through a financial intermediary or by completing an application which can be acquired at www.amffunds.com.  After a complete application form has been received and processed, orders to purchase shares of the Fund may be made by telephoning the Northern Trust Company at (800) 527-3713.

Purchase orders are accepted on each Business Day and become effective upon receipt and acceptance by the Trust.  As used in the Prospectus, the term “Business Day” means any day on which the New York Stock Exchange is open.  Payment may be in the form of federal funds or checks.  Wire transfer instructions for federal funds should be as follows:  Northern Trust Company, Chicago, IL, ABA# 071000152, Ref: Account Number 5201680000.  For purchase of Asset Management Fund, Large Cap Equity Fund-Class {     }; From: (Name of Investor); Reference (//1038 (shareholder fund and shareholder account number)); $(Amount to be invested).

For investors seeking next day settlement, the purchase order must be received on a Business Day before 4:00 p.m., New York City time, and payment must be received by the Northern Trust Company by 4:00 p.m., New York City time, on the next Business Day after the purchase order was received.  Payment must be received by the Northern Trust Company by 4:00 p.m., New York City time, on the Business Day designated for settlement or the order will be cancelled.  Shareholders receive the net asset value next calculated on the day the order is received and accepted.

In certain circumstances, such as when the New York Stock Exchange closes early, the officers of the Trust may set an earlier cut-off time for orders eligible for next day settlement.

Orders accompanied by check, including your name and account number, should be sent to AMF Funds, P.O. Box 803046, Chicago, Illinois 60680-4594, and will receive the net asset value next computed after receipt of the order.  If shares being redeemed were purchased by check, the Fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date.  The Fund does not accept third party checks, starter checks, money orders, cash, currency or monetary instruments in bearer form.  The Fund reserves the right to reject or restrict any specific purchase or exchange request.

A purchase order is considered binding upon the investor.  If payment is not timely received, the Trust may hold the investor responsible for any resulting losses or expenses the

Trust incurs.  In addition, the Trust and/or the designated agents may prohibit or restrict the investor from making future purchases of the Trust’s shares.  The Trust’s designated agents reserve the right to reimburse the Trust in their sole and absolute discretion on behalf of an investor for losses or expenses incurred by the Trust as a result of the investor’s failure to make timely payment.

Any federal funds received in respect of a cancelled order will be returned upon instructions from the sender without any liability to the Trust and/or its designated agents.  If it is not possible to return such federal funds the same day, the sender will not have the use of such funds until the next day on which it is possible to effect such return.  The Trust and/or its designated agents reserve the right to reject any purchase order.

The section “Written Requests” on pages 9-10 is deleted and replaced with the following:

Shares may also be redeemed by sending a written request to the AMF Funds, P.O. Box 803046, Chicago, Illinois 60680-4594.

Signatures

Signatures on written redemption requests must be guaranteed by one of the following:

•	a Federal Home Loan Bank
•	a savings association or a savings bank
•	a trust company or a commercial bank
•	a member firm of a domestic securities exchange or a registered securities association
•	a credit union or other eligible guarantor institution

In certain instances, the Transfer Agent may request signature guarantees or additional documentation believed necessary to insure proper authorization.  The additional documentation may include a copy of a current corporate resolution, articles of incorporation and other appropriate documentation indicating which officers, directors, trustees or persons are authorized to act for a legal entity.  Shareholders with questions concerning documentation should call the Transfer Agent at (800) 527-3713.

Receiving Payment

Proceeds of written redemption requests ae sent at the same time and in the same manner as for telephone redemptions, based on the time of the receipt in proper form.

The section “Shareholder Reference Information” on the last page of the prospectus is deleted and replaced with the following:

Shareholder Reference Information

Distributor
Shay Financial Services, Inc.
230 West Monroe Street
Suite 2810
Chicago, Illinois 60606

Adviser
Shay Assets Management, Inc.
230 West Monroe Street
Suite 2810
Chicago, Illinois 60606

Administrator and Transfer
and Dividend Agent
Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60603

Legal Counsel
Vedder Price P.C.
222 N. LaSalle Street
Chicago, Illinois 60601

Custodian
Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60603

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
41 South High Street
Columbus, Ohio 43215

Trustees and Officers
Rodger D. Shay
Trustee and Chairman

Gerald J. Levy
Trustee and Vice Chairman

David F. Holland
Trustee

William A. McKenna, Jr.
Trustee

Christopher M. Owen
Trustee

Maria F. Ramirez
Trustee

Rodger D. Shay, Jr.
Trustee and President

Robert T. Podraza
Vice President and Assistant Treasurer

Trent M. Statczar
Treasurer

Daniel K. Ellenwood
Secretary

Rodney L. Ruehle
Chief Compliance Officer

Christine A. Cwik
Assistant Secretary

Robin M. Baxter
Assistant Secretary

Additional information about the Funds may be found in the Statement of Additional Information.  The Statement of Additional Information contains more detailed information on the Fund’s Investments and operations.  The semiannual and annual shareholder reports contain a discussion of the market conditions and the investment strategies that significantly affected the performance of the Funds, except the Money Market Fund, during the last fiscal year, as well as a listing of the Funds’ portfolio holdings and financial statements.  These documents may be obtained without charge from the following sources:

By Phone:
1-800-527-3713

By Mail:
Shay Financial Services, Inc.
Attn: Asset Management Fund
230 West Monroe Street
Suite 2810
Chicago, IL 60606

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-0102
(a duplication fee is charged)

In Person:
Public Reference Room
Securities and Exchange Commission,
Washington, D.C.
(Call 1-202-551-8090 for more information)

By Internet:
http://www.amffunds.com
http://www.sec.gov (EDGAR Database)

By E-mail:
publicinfo@sec.gov
(a duplication fee is charged)

To request other information about the Fund or to make shareholder inquiries, call 1-800-527-3713.

The Statement of Additional Information is incorporated by reference into this Prospectus (is legally a part of this Prospectus).

Investment Company Act file number:	Asset Management Fund	811-03541

ASSET MANAGEMENT FUND
230 W. Monroe Street
Chicago, Illinois 60606

Please retain this supplement with your Prospectus for future reference.